Receivables From And Payables To Brokers, Dealers And Clearing Organizations (Amounts Payable To Brokers, Dealers, And Clearing Organizations) (Details) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
Due To And From Broker Dealers And Clearing Organizations [Abstract]
Deposits received from securities loaned	$ 219,782	$ 478,814
Securities failed to receive	29,297	27,882
Payable to clearing organizations	27,223	16,411
Payables to broker, dealers and clearing organizations, Total	$ 276,302	$ 523,107